UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2020 (December 19, 2019)

SECURITY DEVICES INTERNATIONAL INC.
(Exact name of registrant as speciﬁed in its charter)

Delaware	333-132456	71-1050654
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

107 Audubon Road, Suite 201 Wakefield, MA		01880
(Address of principal executive oﬃces)		(Zip Code)

Registrant’s telephone number, including area code        (978) 868-5011

______________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, par value $0.001 per share	SDEV	OTC QB
Common Stock, par value $0.001 per share	SDZ.CN	Canadian Securities Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 Entry into a Material Definitive Agreement.

On April 13, 2018, Security Devices International Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with André Buys (“Buys”) pursuant to which the Company purchased certain intellectual property from Buys for consideration to consist of a first payment of cash at the closing and a second payment of $500,000 cash or $750,000 in Company stock (the “Second Payment”), and engaged him as its Chief Technology Officer (“CTO”). On December 19, 2019 the Company and Buys entered into an Amendment (the “Amendment”) to the Agreement which provided, among other things, that in lieu of the Second Payment the Company would issue to Buys (and/or his designees) shares of restricted common stock of the Company valued at $630,000 as soon after the effective date of the Amendment as it is approved by the Company’s board of directors and can be effected. The Company also agreed to make a cash payment of $80,000 to Mr. Buys no later than April 13, 2020. Under the Amendment the number of shares to be issued was to be calculated based on the average closing price of the Company’s stock for the 20 days before the Amendment was signed and approved by the Board, both of which occurred on December 19, 2019. The Amendment also terminates Mr. Buys’ security interest in and reversionary rights to the intellectual property covered by the Agreement, modifies certain terms of the Agreement relating to royalties, raises Mr. Buys’ compensation as CTO to $12,500 per month and provides that, upon Mr. Buy’s relocation to Boston, he will become a full-time employee of the Company and earn a salary of $14,000 per month plus certain benefits. Under the Amendment, the Company is prohibited from terminating Mr. Buys without cause prior to April 13, 2021. The foregoing summary of the Agreement and the Amendment is qualified in its entirety by reference to the Agreement and the Amendment, which are filed herewith as Exhibits 10.1 and 10.2 respectively.

Item 3.02 Unregistered Sales of Equity Securities.

On December 31, 2019 the Company granted the following incentive stock options to its directors for their service on the Company’s board of directors as follows:

- To Donald Levantin, 200,000 options for board service from January to June 2019 and 162,500 options for board service from July to December 2019;

- To Karen Bowling, 125,000 options for board service from January to June 2019 and 162,500 options for board service from July to December 2019;

- To Herbert Hughes, 175,000 options for board service from July to December 2019;

- To each of Beatrice Mitchell and Bill Richards, 162,500 options for board service from July to December 2019; and

- To Paul Jensen, 87,500 options for board service from July to December 2019.

The options vested upon issuance and have an expiry term of five years. The exercise price of each of these stock options is $0.19 (U.S.), and such options were granted in reliance upon exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

In addition, in accordance with the terms of the Agreement, as amended on December 19, 2019, and as discussed in Item 1.01 above, on January 7, 2020, the Company issued 3,866,810 shares of restricted stock to Buys and his designee, 2,946,140 of which were issued to Buys and the balance of which were issued to an unrelated entity designated by Buys. Such shares were issued at a price per share of $0.16 (U.S.), and were issued in reliance upon exemption from registration pursuant to Section 4(a)(2) under the Securities Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 30, 2019, Stan Baumgartner resigned as Chief Financial Officer of the Company for personal reasons, effective as of January 16, 2020. Mr. Baumgartner will continue to assist the Company with transition matters until the effective date of his resignation.

Effective December 31, 2019, Jim Dunfey, who has been the Company’s Controller since September 2019, was appointed Chief Accounting Officer of the Company and will serve as the Company’s principal accounting officer. Mr. Dunfey is 56 years old and has served as the Company’s Controller since September 2019, a position he will also continue to hold. Mr. Dunfey’s accounting and controls experience include experience in costing, analysis, planning and controls for manufacturing enterprises running on SAP. Prior to joining the Company, Mr. Dunfey served as Chief Accountant and Cost Controller at Anika Therapeutics, Inc. (NASDAQ: ANIK), an integrated joint preservation and regenerative therapies company, where he worked for 15 years. Mr. Dunfey has a BA in Finance from the University of Massachusetts Amherst.

The Company previously entered into an offer letter (the “Offer Letter”) with Mr. Dunfey, dated September 4, 2019, in connection with Mr. Dunfey’s employment as the Company’s Controller. In connection with his appointment to Chief Accounting Officer, Mr. Dunfey’s base compensation will be increased by $5,000 per annum.

The foregoing summary of the Offer Letter is qualified in its entirety by reference to the Offer Letter, which is filed herewith as Exhibit 10.3 respectively.

Item 8.01 Other Events.

On January 7, 2020, the Company issued a press release, attached hereto as Exhibit 99.1, with respect to the matters discussed herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description	Method of Filing

99.1	Press Release dated January 7, 2020	Attached as Exhibit.

10.1	Purchase and Sale Agreement, dated as of April 13, 2018, between the Company and Andre Buys	Incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed April 16, 2018.

10.2	Amendment to Purchase and Sale Agreement, dated as of December 19, 2019, between the Company and Andre Buys	Attached as Exhibit.

10.3†	Offer Letter to James Dunfey dated September 4, 2019	Attached as Exhibit.

† Management Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security Devices International Inc.
(Registrant)
Date January 8, 2019
/s/ Bryan Ganz
(Signature) Name: Bryan Ganz
Title: Chief Executive Officer